UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2026

INTERACTIVE STRENGTH INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41610	82-1432916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 Congress Avenue, Suite 925
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 885-0035

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TRNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed, on February 1, 2024, Interactive Strength Inc. (the “Company”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with CLMBR Holdings LLC, and Treadway Holdings LLC (“Treadway”) pursuant to which the Company sold, and Treadway purchased, a Senior Secured Convertible Promissory Note (the “Original Note”) in the aggregate principal amount of $6,000,000, which is convertible into shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”). The Original Note was thereafter amended and restated in its entirety (the “Amended and Restated Note”).

As previously disclosed, on March 3, 2025, the Amended and Restated Note was bought by TR Opportunities II LLC (the “Current Holder”).

As previously disclosed, on September 26, 2025, the Company and the Current Holder entered into an Exchange Agreement, pursuant to which the Current Holder and the Company agreed to exchange the Amended and Restated Note for an incremental note in the aggregate principal amount of $2,174,866.67 (the “Incremental Note”).

On January 16, 2026, the Current Holder delivered several notices of conversion to convert $[1,574,867] of the principal amount of the Incremental Note into a total of 2,110,901 shares of Common Stock (the “Conversion Shares”).

The issuance of the Conversion Shares in exchange for a reduction in the principal amount of the Incremental Note was made by the Company pursuant to the exemption from the registration requirements of the Securities Act contained in Section 3(a)(9) on the basis that these offers constituted an exchange with existing holders of the Company’s securities, and no commission or other remuneration was paid to any party for soliciting such exchange.

Following the issuance of the Conversion Shares and other unregistered share issuances, as of January 16, 2026, the Company had 5,253,081 shares of Common Stock outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Strength Inc.

Date:	January 23, 2026	By:	/s/ Caleb Morgret
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)